Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 116,621,440.00
Previously Paid Amount	0.00
Total Fee Amount	16,105.42
Total Offset Amount	0.00
Net Fee	$ 16,105.42
Final Prospectus	false